SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2002


                           MICRON ENVIRO SYSTEMS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                       98-0202944
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

789 West Pender Street, Suite 460
Vancouver, British Columbia, Canada                          V6C 1H2
-----------------------------------                          -------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           604-646-6903
                                                             ------------

Commission File Number: 000-30258
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(Former name or former address,                              (Zip Code)
if changed since last report.)


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The  following   information   specifies   forward-looking   statements  of  our
management.   Forward-looking   statements  are  statements  that  estimate  the
happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology such as
"may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable",
"possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. Actual results may differ materially from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. No assurance can be given that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.


ITEM 5. OTHER EVENTS

We are pleased to announce that the operator has informed us that the frac on the Z1 Well on the Green Ranch Prospect located in Stephens County, Texas has been successfully completed. The well was fraced with the injection of 1,580 barrels of treated water with 11,700 pounds of 20/40 sand. The average frac pressure was 2,210 pounds per square inch at the gauge, with an average rate of 19 barrels per minute. The well was then bled down and swabbed to the frac tank. At this point 400 barrels of the 1,580 barrels of treated water injected into the well has been swabbed back with gas being present within the water. It is expected to take approximately 4 to 7 days, barring any unforeseen delays, to finish removing the rest of the frac water that was injected into the well, to




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enable  the  operator  to gauge  the rate of the gas flow  from this zone of the well. At this time approximately $11,000 worth of oil has been sold from the well.

Bernard McDougall our president states, "We are looking forward to getting the well on line. The operator is very encouraged with the success of the frac at this point and the potential of this zone within the well. We are excited about the potential impact of this field and well could have on our company. We feel the current oil and gas industry offers one of the few areas within the current market for growth and we are striving to capture a share of it."


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS

Not Applicable.


ITEM 8.  CHANGE IN FISCAL YEAR

Not Applicable.


ITEM 9.  REGULATION FD DISCLOSURE

Not Applicable.































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MICRON ENVIRO SYSTEMS, INC.


/s/ Bernard McDougall
----------------------------------
Bernard McDougall
President & Director

Date:   October 9, 2002



























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